                                                                    EXHIBIT 10.2


                        MODEM MEDIA . POPPE TYSON, INC.

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of August 1, 1999, by and among MODEM MEDIA. POPPE TYSON, INC., a Delaware corporation (the "Company"), the holders of the Class A Common Stock of the Company listed on the signature page (each a "Class A Holder") and the holders of the Class B Common Stock of the Company listed on the signature page (each a "Class B Holder" and, together with the Class A Holders, the "Holders").

                                   RECITALS

     A. The Class A Holders own shares of the Company's Class A Common Stock (the "Class A Common Stock").

     B. The Class B Holders own shares of the Company's Class B Common Stock (the "Class B Common Stock").

     C. The Company and True North Communications Inc. are parties to a Stockholders Agreement dated as of the date hereof (the "Stockholders Agreement").

     D. The execution of this Agreement is contemplated by the Stockholders Agreement.

     E. The Company desires to enter into this Agreement and grant the Holders the rights contained herein in order to fulfill such condition.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                    Section

                              Certain Definitions
                              -------------------

     Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     1.2 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, as shall be in effect at that time.

     1.3 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

     1.4 "Registrable Securities" means (i) the shares of Class A Common Stock owned by the Class A Holders; (ii) the shares of Class B Common Stock owned by the Class B Holders; (iii) the shares of Class A Common Stock of the Company issuable to the Class B Holders upon conversion of the Class B Common Stock; and
(iv) any other shares of the Company's Class A Common Stock or other Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of the securities referred to in clauses (i), (ii) and (iii) above by way of a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's rights under this Agreement are not assigned; provided, however, that Registrable Securities shall only be treated as Registrable Securities if and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

     1.5 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time

     1.6 An "Affiliate" of an entity referenced herein shall mean (i) any entity who controls, is controlled by, or is under common control with such entity, (ii) any constituent partner or shareholder of such entity or (iii) with respect to an individual, such individual's spouse, siblings, ancestors and descendants (whether natural or adopted), any spouses of such siblings, ancestors and descendants, any siblings of such ancestors and descendants, and any trust established solely for the benefit of one or more of such individual's spouse, siblings, ancestors and/or descendants.

                                  Section 2.

                               Piggyback Rights
                               ----------------

     2.1 Notice of Registration. Subject to Section 2.4 below, if at any time or from time to time, the Company shall determine to register any of its equity securities, the Company will:

          (i)  promptly give to the Holders written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), all the Registrable Securities (subject to cutback as set forth in Section 2.2)
specified in a written request or requests made within 30 days after receipt of such written notice from the Company by any Holder.

     2.2 Underwriting. In the case of an underwritten offering in which a Holder has elected to include such Holder's shares, the right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If any Holder proposes to distribute its securities through such underwriting, such Holder shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company; provided, however, that, except as set forth in Section 8 hereof, no Holder shall be required to make any representation or warranty to any underwriter (other than representations and warranties regarding such Holder or such Holder's intended method of distribution) or to undertake any indemnification obligation to the Company or any underwriter with respect thereto. Notwithstanding any other provision of this Section 2, if the managing underwriter notifies the Company in writing that the number of securities proposed to be included in the underwriting exceeds the number that can be sold in such underwriting without adversely affecting the marketability of the offering, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise the Holder and the other stockholders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 2, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Holder and any other participating stockholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder and other securities held by other stockholders at the time of filing the registration statement; provided that the aggregate amount of Registrable Securities held by each selling Holder included in the offering shall not be reduced below 20% of the total amount of securities included in that offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to the Holder or other stockholders to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto.

     2.3 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

     2.4 Limitations on Piggyback Rights. Notwithstanding the provisions of this Section 2, no Holder shall have the right to have any Registerable Securities included in a registration by the Company of securities in connection with (i) a registration statement on Form S-8 (or my successor form) for securities to be offered to or by employees of the Company pursuant to any employee benefit plan; (ii) a registration statement on Form S-4 (or any successor form) for securities to be offered in a Rule 145 or similar transaction; and (iii) the registration for resale of securities of the Company issued in connection with an acquisition of a business or assets related to a business having a purchase price of not more than $25 million.

                                  Section 3.

                              Demand Registration
                              -------------------

     3.1 Demand Registration. If True North Communications Inc. ("True North"), on behalf of any Class B Holder, requests registration of shares of Registerable Securities held by the Class B Holders, then the Company will use commercially reasonable efforts to cause such shares to be registered as soon as practicable; provided, however, that (a) the Company shall not be required to effect any such registration within 90 days prior to the proposed filing of, and 90 days following the effective date of, a registration statement pertaining to an underwritten public offering of the Company's securities unless such registration statement was a registration contemplated in Section 2.4(iii) above or in the last sentence of Section 5 below, (b) such registration obligation shall be deferred for not more than 90 days if the Company furnishes the requesting holders with a certificate of the Chief Executive Officer of the Company stating that in the good faith judgment of the Company it would be detrimental to the Company or its stockholders for a registration statement to be filed in the near future, but the Company shall not be entitled to such deferral more than twice in any 12-month period and (c) the Company shall not be obligated to effect more than a total of two such demand registrations. Notwithstanding the foregoing, True North shall not request registration of shares of Registrable Securities or sell any shares of common stock of the Company for a period of up to 180 days following an underwritten public offering of the Company's Securities if requested in writing by the underwriters of such offering and if all officers and directors of the Company agree to similar restrictions on the sale of their shares; provided, however, that the foregoing restrictions shall not apply to the registration and sale of up to 95,000 shares of Registerable Securities.

     3.2 Underwritten Public Offering. In the case of a registration pursuant to this Section 3 that is proposed to be underwritten, the Company shall enter into an underwriting agreement with an investment banking firm or firms containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Company shall not cause the registration under the Securities Act of any other shares of its Common Stock to become effective (other than registration of an employee benefit plan, or registration in connection with any Rule 145 or similar transaction) during the period beginning seven days prior to and ending 90 days after the effectiveness of such registration, unless the underwriter or underwriters otherwise agree. Any registration pursuant to this Section 3 that is proposed to be underwritten shall be underwritten by an underwriter of nationally-recognized standing.

                                  Section 4.

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                             Form S-3 Registration
                             ---------------------

     4.1 Registrations on Form S-3. Class B Holders shall be entitled to request (an "S-3 Registration Request") an aggregate of two registrations of Registrable Securities then owned by such requesting Class B Holders on a Form S-3 registration statement under the Securities Act (an "S-3 Registration"). The S-3 Registration Request must be made in writing and the S-3 Registration Request shall: (i) specify the number of shares intended to be offered and sold;
(ii) describe the nature or method of the proposed offer and sale thereof; and
(iii) contain the undertaking of the requesting Holders to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. The Company shall, as soon as practicable, file a S-3 Registration and proceed to obtain all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the requesting Holders' Registrable Securities as are specified in the S-3 Registration Request, within 45 days after receipt of such written notice by the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 4 if: (i) Form S-3 is not available for such offering by the requesting Holders; (ii) the requesting Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate gross price to the public of less than $50 million (or such lesser aggregate gross price to the public if such amount constitutes the aggregate gross price of all remaining Registrable Securities then held by the Holders and proposed to be registered); or (iii) the Company has, within the six-month period preceding the date of such request, already effected a registration on Form S-3 for any Holder pursuant to this Section 4. The Company shall use commercially reasonable efforts to make Form S-3 available for the registration of Registerable Securities pursuant to this Section 4.

     4.2 Limitations. Notwithstanding the foregoing, if at the time of any request to register Registrable Securities pursuant to this Section 4, the Company is engaged, or has fixed plans to engage in any activity that, in the good faith determination of the Company, would make it detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company may, at its option, direct that such request be delayed for a period not in excess of 90 days from the effective date of such material activity. Such rights to delay a request to file a registration statement may not be exercised by the Company more than twice in any 12-month period. In addition, if any event occurs or fact exists that results in the prospectus included in any registration statement filed pursuant to this Section 4 containing an untrue statement of material fact or omitting any fact necessary to make the statements therein not misleading, the Company shall have the right, by written notice to the Holders, to suspend sales under the registration statement until it has complied with the provisions of clause (viii) of Section 6 hereof, provided that the Company shall not have the right to suspend sales under the registration statement pursuant to the immediately preceding sentence for not more than 90 consecutive days or for more than 180 days in any 12-month period.

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     4.3  Duration of Effectiveness. A registration shall not count as one of the permitted registrations under this Section 4 until it has become and remains effective for a period of not less than 90 days; provided that, in any event, the Company shall pay all expenses in connection with any such registration whether or not it has become effective and whether or not such registration has counted as one of the permitted registrations.

                                  Section 5.

                           Other Registration Rights
                           -------------------------

     Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 50% of the Class A Holders and of the Class B Holders; provided that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder. Notwithstanding the foregoing or anything to the contrary in this Agreement, the parties hereto acknowledge and agree that the Company may grant registration rights to General Electric Capital Corporation with respect to up to 95,000 shares of Class A Common Stock without regard to the provisions of this Agreement.

                                  Section 6.

                            Obligations of Company
                            ----------------------

     Whenever the Company is required by the provisions of this Agreement to use commercially efforts to effect the registration of the Registrable Securities, the Company shall: (i) prepare and, as soon as possible, file with the SEC a registration statement with respect to the Registrable Securities, and use commercially efforts to cause such registration statement to become effective and to remain effective until the earlier of the sale of the Registrable Securities so registered or 180 days subsequent to the effective date of such registration; (ii) furnish to counsel for the Holders prior to filing copies of all registration statements proposed to be filed pursuant to the requirements of this Agreement; (iii) notify Holders of the effectiveness of any registration statement required to be filed pursuant to this Agreement; (iv) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Registrable Securities so registered or 180 days subsequent to the effective date of such registration statement; (v) furnish to any Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirements of the Securities Act, as such Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (vi) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as Holder shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or 180 days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or reasonably advisable to enable Holders to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where such Holders desire to effect such sales or other disposition; (vii) take all such other actions either necessary or reasonably desirable to permit the Registrable Securities held by a Holder to be registered and disposed of in accordance with the method of disposition described herein; (viii) notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Sections 3.1 and 4.2 above, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ix) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountant to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and, (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order. Notwithstanding the foregoing, the Company shall not be required to register or to qualify an offering of the Registrable Securities under the laws of a state if as a condition to so doing the Company is required to qualify to do business or to file a general consent to service of process in any such state or jurisdiction, unless the Company is already subject to service in such jurisdiction.

                                  Section 7.

                            Expenses of Registration
                            ------------------------

     The Company shall pay all of the fees and expenses incurred in connection with any registration statement that is initiated pursuant to this Agreement, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agent and registrar fees, the fees and disbursements of the Company's outside counsel and accountants. In addition, any underwriting discounts, fees and disbursements of any additional counsel to the Holders, selling commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of Holders shall be borne by the Holders of the Registrable Securities included in such registration.

                                  Section 8.

                                Indemnification
                                ---------------

     8.1 The Company. To the extent permitted by law, the Company will indemnify Holders and each person controlling Holders within the meaning of
Section 15 of the Securities Act, and each underwriter if any, of the Company's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Holders and each person controlling Holders, and each underwriter, if any, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder or controlling person or underwriter seeking indemnification.

     8.2 Holders. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected (the "Indemnifying Holder"), indemnify the Company, each of its directors and officers and each person who controls the Company within the meaning of Section 15 of the Securities Act, and each underwriter, if any, of the Company's securities with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Indemnifying Holder of any rule or regulation promulgated under the Securities Act applicable to such Indemnifying Holder in connection with any such registration, qualification or compliance, and the Indemnifying Holder will reimburse the Company, such directors and officers and each person controlling Company and each underwriter, if any, for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, in reliance upon and in conformity with written information furnished to the Company by such Indemnifying Holder, provided that in no event shall any indemnity under this Section 8.2 exceed the gross proceeds of the offering received by such Indemnifying Holder.

     8.3  Defense of Claims. Each party entitled to indemnification under this
Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior written consent.

                                  Section 9.

                             Termination of Rights
                             ---------------------

     Unless otherwise specified herein, the rights and provisions of this Agreement shall terminate as to all Holders on the third anniversary of the date hereof; provided, however, that if the filing of any registration statement required to be filed pursuant to this agreement is delayed or sales of Registrable Securities are suspended, the termination date of the rights of the Holders under this Agreement will be extended for a period of time equal to such delay or suspension.

                                  Section 10.

                                 Miscellaneous
                                 -------------

     10.1 Assignment. The rights to cause the Company to register Registrable Securities granted to the Class B Holders by the Company under this Agreement may be transferred or assigned by the Class B Holders to (i) any corporation owning not less than 75% of the equity interests of a Class B Holder or (ii) a majority-owned subsidiary of a Holder; provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further, that the transferee or assignee of such rights assumes the obligations of such Class B Holder under this Agreement. The rights to cause the Company to register Registrable Securities granted to the Class A Holders by the Company under this Agreement may be transferred or assigned by the Class A Holders to an Affiliate of such Class A Holder. Subject to the preceding two sentences, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any transferee or assignee shall thereafter be treated as a Holder, subject to the limitations herein. Until the Company receives actual notice of any transfer or assignment, it shall be entitled to rely on the then existing list of Holders and the failure to notify the Company of any transfer or assignment shall not affect the validity of a notice properly given by the Company to the Holders pursuant to lists maintained by the Company.

     10.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements entered into solely between residents of and to be performed entirely within, such state.

     10.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.5  Notices.

           (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the Holder at the addresses set forth in the Company's records and, if to the Company, at the address previously furnished by the Company to the Holders, addressed to the attention of the Chief Financial Officer.

           (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

           (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

     10.6 Amendments and Waivers. Any term of this Agreement may be amended or any right hereunder waived with the written consent of the Company and the Holders of at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 10.6 shall be binding upon the Holders and each transferee of the Registrable Securities, each future holder of all such Registrable Securities, and the Company.

     10.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     10.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     10.9 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

     10.10 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the day and year first above written.

COMPANY:                                CLASS A HOLDERS:

MODEM MEDIA . POPPE TYSON, INC.

By:  /s/ G.M. O'Connell                 By:  /s/ G.M. O'Connell

Name:  G.M. O'Connell                   Name:  G.M. O'Connell

Title:  CEO
                                        By:  /s/ Robert Allen

                                        Name:  Robert Allen


                                        By:  /s/ Douglas Ahlers

                                        Name:  Douglas Ahlers


                                      ***

                                     CLASS B HOLDERS:

                                     By:  /s/ Gary Chester

                                     Name:  Gary Chester

                                     Title:  Vice President, Assistant Treasurer
                                     Foote, Cone & Belding Advertising, Inc.

                                     By:  /s/ Gary Chester

                                     Name:  Gary Chester

                                     Title:  Vice President, Secretary  Foote,
                                     Cone & Belding, Inc.


                                     By:  /s/ Gary Chester

                                     Name:  Gary Chester

                                     Title:  Vice President, Treasurer R/GA
                                     Media Group, Inc.


                                     By:  /s/ Gary Chester

                                     Name:  Gary Chester

                                     Title:  Secretary, TN Technologies, Inc.

                                     By:  /s/ Gary Chester

                                     Name:  Gary Chester

                                     Title:  Vice President, Taxes, True North
                                     Communications Inc.